UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 26, 2005

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY	34-0150020
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3491	PENNSYLVANIA POWER COMPANY	25-0718810
(An Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 26, 2005, FirstEnergy Generation Corp. (FGCO), entered into an agreement with Bechtel Power Corporation (Bechtel), under which Bechtel will engineer, procure, and construct air quality control systems for the reduction of sulfur dioxide emissions at the W.H. Sammis Plant (the Agreement).

FGCO leases, operates, and maintains the W.H. Sammis Plant under a Master Facility Lease, dated as of January 1, 2001, with Ohio Edison Company (OE), Pennsylvania Power Company (Penn), The Cleveland Electric Illuminating Company (CEI), and The Toledo Edison Company (TE). OE, Penn, CEI and TE are not parties to the Agreement. As disclosed in previous filings with the Securities and Exchange Commission (SEC), OE, Penn and CEI have entered into agreements to transfer to FGCO their respective undivided ownership interests in the W.H. Sammis Plant.

The construction of these air quality control systems were agreed to by OE and Penn pursuant to a Consent Decree approved by the U.S. District Court for the Southern District of Ohio on July 11, 2005. Also, as disclosed in previous filings with the SEC, the Consent Decree embodies OE’s and Penn’s settlement agreement with the U.S. Environmental Protection Agency (EPA), the U.S. Department of Justice, and the states of Connecticut, New Jersey, and New York, resolving litigation under the Clean Air Act. The air quality control systems are also expected to contribute to compliance with sulfur dioxide reduction standards established under the Clean Air Interstate Rule promulgated by the EPA on March 10, 2005.

Under the Agreement, the work is expected to be performed as a series of subprojects corresponding to specified generating units at the W.H. Sammis Plant. The Agreement may ultimately be extended to the installation of similar air quality control systems at other generating plants owned by FGCO or its affiliates, including CEI and TE. During a development phase for each subproject, preliminary engineering services will be performed, and the scope of work, project schedule, target construction cost, and other parameters of the subproject will be determined. Following delivery of a notice to proceed with the subproject, Bechtel will perform construction, construction management, procurement, engineering, design, startup, testing, and operations training for the subproject.

The Agreement provides for engineering, procurement, and construction costs to be reimbursed at cost plus a fee, with such fee at risk for schedule and performance related matters. Alternative fee structures may ultimately be considered. The Agreement represents an estimated expenditure for installation of air quality control systems at the W. H. Sammis Plant of approximately $600 million in the 2005 through 2009 time period, which includes the expense of subcontracts under the project. This represents management’s current estimate with respect to future expenditures under the Agreement. This estimate is subject to numerous assumptions and known and unknown risks, uncertainties, and other factors that could cause the actual costs incurred with respect to the installation of these emission control devices to differ materially from the estimate.

FGCO is a wholly owned subsidiary of FirstEnergy Solutions Corp. (FES). FES, a wholly owned subsidiary of FirstEnergy Corp., provides energy-related products and services, and through FGCO, currently operates FirstEnergy Corp.’s non-nuclear generation business.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement.

Item 8.01 Other Events

OE, Penn, and CEI own the W.H. Sammis Plant. The construction of the air quality control systems under the Agreement is being undertaken in furtherance of OE’s and Penn’s obligations under the Consent Decree referenced above.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of our regulated utilities to collect transition and other charges, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), the uncertainty of the timing and amounts of the capital expenditures (including that such amounts could be higher than anticipated) or levels of emission reductions, related to the settlement agreement resolving the New Source Review litigation, adverse regulatory or legal decisions and outcomes (including revocation of necessary licenses or operating permits, fines or other enforcement actions and remedies) of government investigations and oversight, including by the Securities and Exchange Commission, the United States Attorney’s Office and the Nuclear Regulatory Commission as disclosed in the registrants’ Securities and Exchange Commission filings, generally, and with respect to the Davis-Besse Nuclear Power Station outage and heightened scrutiny at the Perry Nuclear Power Plant in particular, the availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities and other capital markets, the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to the August 14, 2003 regional power outage, the final outcome in the proceeding related to FirstEnergy's Application for a Rate Stabilization Plan in Ohio, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 29, 2005

FIRSTENERGY CORP.
Registrant

OHIO EDISON COMPANY
Registrant

THE CLEVELAND ELECTRIC
ILLUMINATING COMPANY
Registrant

PENNSYLVANIA POWER COMPANY
Registrant

/s/ Jeffrey R. Kalata
Jeffrey R. Kalata
Assistant Controller